EXHIBIT 3.1

[LOGO OF THE STATE OF DELAWARE APPEARS HERE]

STATE

OF

DELAWARE

OFFICE OF SECRETARY OF STATE

I, Michael Harkins, Secretary of State of the State of Delaware, do hereby certify that the attached is a true and correct copy of Restated Certificate of Incorporation filed in this office on November 3, 1987

/s/ Michael Harkins
Michael Harkins, Secretary of State
[SEAL OF THE SECRETARY
OF STATE OF DELAWARE	BY:	/s/ J Rolins
APPEARS HERE]
	DATE:	March 19, 1990

RESTATED

CERTIFICATE OF INCORPORATION

OF

TORCHMARK CORPORATION

Torchmark Corporation, a corporation incorporated under the name of Liberty National Insurance Holding Company by the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware on November 29, 1979, desiring to integrate into a single instrument all the provisions of its Certificate of Incorporation now in effect and operative without further amending its Certificate of Incorporation as theretofore amended or supplemented, does hereby certify as follows:

1. Said Certificate of Incorporation, as heretofore amended and supplemented, is hereby restated and integrated so as to read as follows:

FIRST: The name of the corporation (which is hereinafter referred to as the “Corporation”) is:

TORCHMARK CORPORATION

SECOND: The address of the Corporation’s registered office in the State of Delaware is 229 South State Street, in the City of Dover, County of Kent. The name of the Corporation’s registered agent at such address is United States Corporation Company.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue shall be one hundred sixty-five million (165,000,000), of which five million (5,000,000) shares are to be Preferred Stock of the par value of one dollar ($1.00) each; and one hundred sixty million (160,000,000) shares are to be Common Stock, of the par value of one dollar ($1.00) each.

1.

Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock, for such consideration and on such terms as it may determine, as Preferred Stock of one or more series and in connection with the creation of any such series to fix by the resolution or resolutions providing for the issue of shares thereof the designation, powers and relative participating, optional, or other special rights of such series, and the qualifications, limitations, or restrictions thereof. Such authority of the Board of Directors with respect to each such series shall include, but not be limited to, the determination of the following:

a.	the distinctive designation of, and the number of shares comprising, such series, which number may be increased (except where otherwise provided by the Board of Directors in creating such series) or decreased (but not below the number of shares thereof then outstanding) from time to time by like action of the Board of Directors;

b.	the dividend rate or amount for such series, the conditions and dates upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes or any other series of any class or classes of stock, and whether such dividends shall be cumulative, and if so, from which date or dates for such series;

c.	whether or not the shares of such series shall be subject to redemption by the Corporation and the times, prices, and other terms and conditions of such redemption;

d.	whether or not the shares of such series shall be subject to the operation of a sinking fund or purchase fund to be applied to the redemption or purchase of such shares and if such a fund be established, the amount thereof and the terms and provisions relative to the application thereof;

e.	whether or not the shares of such series shall be convertible into or exchangeable for shares of any other class or classes, or of any other series of any class or classes, of stock of the Corporation and if provision be made for conversion or exchange, the times, prices, rates, adjustments, and other terms and conditions of such conversion or exchange;

f.	whether or not the shares of such series shall have voting rights, in addition to the voting rights provided by law, and if they are to have such additional voting rights, the extent thereof;

g.	the rights of the shares of such series in the event of any liquidation, dissolution, or winding up of the Corporation or upon any distribution of its assets; and

h.	any other powers, preferences, and relative, participating, optional, or other special rights of the shares of such series, and the qualifications, limitations, or restrictions thereof, to the full extent now or hereafter permitted by law and not inconsistent with the provisions hereof.

2.	Authority is hereby expressly granted to the Board of Directors from time to time to issue any authorized but unissued shares of Common Stock for such consideration and on such terms as it may determine.

3.	All shares of any one series Preferred Stock shall be identical in all respects except as to the dates from which dividends thereon may be cumulative. All series of the Preferred Stock shall rank equally and be identical in all respects except as otherwise provided in the resolution or resolutions providing for the issue of any series of Preferred Stock.

4.	Whenever dividends upon the Preferred Stock at the time outstanding, to the extent of the preference to which such stock is entitled, shall have been paid in full or declared and set apart for payment for all past dividend periods, and after the provisions for any sinking or purchase fund or funds for any series of Preferred Stock shall have been complied with, the Board of Directors may declare and pay dividends on the Common Stock, payable in cash, stock or otherwise; and the holders of shares of Preferred Stock shall not be entitled to share therein, subject to the provisions of the resolution or resolutions creating any series of Preferred Stock.

5.	In the event of any liquidation, dissolution, or winding up of the Corporation or upon the distribution of the assets of the Corporation remaining, after the payment to the holders of the Preferred Stock of the full preferential amounts to which they shall be entitled as provided in the resolution or resolutions creating any series thereof, the remaining assets of the Corporation shall be divided and distributed among the holders of the Common Stock ratably, except as may otherwise be provided in any such resolution or resolutions. Neither the merger or consolidation of the Corporation with another corporation nor the sale or lease of all or substantially all the assets of the Corporation shall be deemed to be a liquidation, dissolution, or winding up of the Corporation or a distribution of its assets.

6.

Except as otherwise required by law or provided by a resolution or resolutions of the Board of Directors creating any series of Preferred Stock, the holders of Common Stock shall have the exclusive power to vote and shall have one vote in respect of each share of such stock held by them; and the holders of Preferred Stock shall have no voting power whatsoever. Except as otherwise provided in such a resolution or resolutions, the number of authorized shares of the Preferred Stock may be increased or decreased by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Corporation entitled to vote.

FIFTH: Unless and except to the extent that the By-Laws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

SIXTH: Except as otherwise provided in this Article Sixth, the Board of Directors is expressly authorized and empowered to make, alter and repeal the By-Laws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any Bylaws made by the Board of Directors.

The affirmative vote of the holders of at least 80% of the voting power of all of the shares of the Corporation entitled to vote generally in the election of directors shall be required to amend or repeal, or to adopt any provision inconsistent with, any provision in Article II or Article III of the By-Laws as those By-Laws read at the close of the annual meeting of stockholders on April 26, 1984.

SEVENTH: Any director or any officer of the Corporation elected or appointed by the stockholders of the Corporation or by its Board of Directors may be removed at any time in such manner as shall be provided in the By-Laws of the Corporation.

EIGHTH: No holder of Preferred Stock or Common Stock of the Corporation shall have any preemptive right as such holder (other than such right, if any, as the Board of Directors in its discretion may by resolution determine pursuant to this Article

Eighth) to purchase, subscribe for or otherwise acquire any shares of stock of the Corporation of any class now or hereafter authorized, or any securities convertible into or exchangeable for any such shares, or any warrants or any instruments evidencing rights or options to subscribe for, purchase or otherwise acquire any such shares, whether such shares, securities, warrants or other instruments are now, or shall hereafter be, authorized, unissued or issued and thereafter acquired by the Corporation.

NINTH:

Section 1. Elimination of Certain Liability of Directors.

A director of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

Section 2. Indemnification and Insurance.

(a) Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director of officer, of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another company or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Company to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than said law permitted the Company to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in paragraph (b) hereof, the Company shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Company. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation Law requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Company of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Section or otherwise. The Company may, by action of its Board of Directors, provide indemnification to employees and agents of the Company with the same scope and effect as the foregoing indemnification of directors and officers.

(b) Right of Claimant to Bring Suit. If a claim under paragraph (a) of this Section is not paid in full by the Company within thirty days after a written claim has been received by the Company, the claimant may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Company) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Company to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Company. Neither the failure of the Company (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Company (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

(c) Non-Exclusivity of Rights. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, By-Laws, agreement, vote of stockholders or disinterested directors or otherwise.

(d) Insurance. The Company may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Company or another company, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

TENTH:

Section 1. Vote Required for Certain Business Combinations.

A.	Higher Vote for Certain Business Combinations. In addition to any affirmative vote required by law or this Certificate of Incorporation, and except as otherwise expressly provided in Section 2 of this Article Tenth:

(i)	any merger or consolidation of the Corporation or any subsidiary (as hereinafter defined) with (a) any Interested Stockholder (as hereinafter defined) or (b) any other corporation (whether or not itself an Interested Stockholder) which is, or after such merger or consolidation would be, an Affiliate (as hereinafter defined) of an Interested Stockholder; or

(ii)	any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Stockholder or any Affiliate of any Interested Stockholder of any assets of the Corporation or any Subsidiary having an aggregate Fair Market Value of $5,000,000 or more; or

(iii)	The issuance or transfer by the Corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of the Corporation or any Subsidiary to any Interested Stockholder or any Affiliate of any Interested Stockholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value of $5,000,000 or more; or

(iv)	the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of an Interested Stockholder or any Affiliate of any Interested Stockholder; or

(v)

any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving an Interested Stockholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation or any Subsidiary which is directly or indirectly owned by any Interested Stockholder or any Affiliate of any Interested Stockholder;

shall require the affirmative vote of the holders of at least 80% of the voting power of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (the Voting Stock), voting together as a single class (it being understood that for purposes of this Article Tenth, each share of the Voting Stock shall have the number of votes granted to it pursuant to Article Fourth of this Certificate of Incorporation). Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or in any agreement with any national securities exchange or otherwise.

B.	Definition of “Business Combination.” The term “Business Combination” as used in this Article Tenth shall mean any transaction which is referred to in any one or more of clauses (i) through (v) of paragraph A of this Section 1.

Section 2. When Higher Vote is not Required.

The provisions of Section 1 of this Article Tenth shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by law and any other provision of this Certificate of Incorporation, if all of the conditions specified in either of the following paragraphs A and B are met:

A.	Approval by Continuing Directors. The Business Combination shall have been approved by a majority of the Continuing Directors (as hereinafter defined).

B.	Price and Procedure Requirements. All of the following conditions shall have been met:

(i)	The aggregate amount of the cash and the Fair Market Value (as hereinafter defined) as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by holders of Common Stock in such Business Combination shall be at least equal to the higher of the following:

(a)

the higher of (1) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers’ fees) paid by the Interested Stockholder for any shares of Common Stock acquired by it within the two-year period immediately prior to an announcement of the proposal of the Business Combination (the Announcement Date) or (2) the highest per share price paid in the transaction in which it became an Interested Stockholder, and

(b)	the Fair Market Value per share of Common Stock on the Announcement Date or on the date on which the Interested Stockholder became an Interested Stockholder (such latter date is referred to in this Article Tenth as the Determination Date), whichever is higher.

(ii)

The aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by holders of shares of any other class of outstanding Voting Stock (other than Institutional Voting Stock, as hereinafter defined) shall be at least equal to the highest of the following (it being intended that the requirements or this paragraph B (ii) shall be required to be met with respect to every class of outstanding Voting Stock (other than Institutional Voting Stock), whether or not the Interested Stockholder has previously acquired any shares of a particular class of Voting Stock):

(a)	the highest of (1) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers’ fees) paid by the Interested Stockholder for any shares of such class of Voting Stock acquired by it within the two-year period immediately prior to the Announcement Date or (2) the highest per share price paid in the transaction in which it became an Interested Stockholder;

(b)	the highest preferential amount per share to which the holders of shares of such class of Voting Stock are entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation; and

(c)	the Fair Market Value per share of such class of Voting Stock on the Announcement Date or on the Determination Date, whichever is higher.

(iii)	The consideration to be received by holders of a particular class of outstanding Voting Stock (including Common Stock) shall be in cash or in the same form as the Interested Stockholder has previously paid for shares of such class of Voting Stock. If the Interested Stockholder has paid for shares of any class of Voting Stock with varying forms of consideration, the form of consideration for such class of Voting Stock shall be either cash or the form used to acquire the largest number of shares of such class of Voting Stock previously acquired by it.

(iv)

After such Interested Stockholder has become an Interested Stockholder and prior to the consummation of such Business Combination: (a) except as approved by a majority of the Continuing Directors, there shall have been no failure to declare and pay at the regular date therefor any full quarterly dividends (whether or not cumulative) on the outstanding Preferred Stock; (b) there shall have been (1) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock), except as approved by a majority of the Continuing Directors, and (2) an increase in such annual rate of dividends as necessary in such annual rate of dividends as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of the Common Stock, unless the failure so to increase such annual rate is approved by a majority of the Continuing Directors; and (c) such Interested Stockholder shall have not become the beneficial owner of any additional shares of Voting Stock except as part of the transaction which results in such Interested Stockholder becoming an Interested Stockholder.

(v)	After such Interested Stockholder has become an Interested Stockholder such Interested Stockholder shall not have received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise.

(vi)

A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations) shall be mailed to public stockholders of the Corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions).

Section 3. Certain Definitions.

For the purposes of this Article Tenth:

A.	A “person” shall mean any individual, firm, corporation or other entity.

B.	“Interested Stockholder” shall mean any person (other than the Corporation or any Subsidiary) who or which:

(i)	is the beneficial owner, directly or indirectly, of more than 10% of the voting power of the outstanding Voting Stock; or

(ii)	is an Affiliate of the Corporation and at any time within the two- year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding Voting Stock; or

(iii)

is an assignee of or has otherwise succeeded to any shares of Voting Stock which were at any time within the two-year period immediately prior to the date in question beneficially owned by any Interested Stockholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

C.	A person shall be a “beneficial owner” of any Voting Stock:

(i)	which such person or any of its Affiliates or Associates (as hereinafter defined) beneficially owns, directly or indirectly;

(ii)	which such person or any of its Affiliates or Associates has (a) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (b) the right to vote pursuant to any agreement, arrangement or understanding; or

(iii)	which are beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.

D.

For the purposes of determining whether a person is an Interested Stockholder pursuant to paragraph B of this Section 3, the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned through application of paragraph C of this Section 3 but shall not include any other shares of Voting Stock which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

E.	“Affiliate” or “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on March 16, 1984.

F.	“Subsidiary” means any corporation of which a majority of any class of equity security is owned, directly or indirectly, by the Corporation; provided, however, that for the purposes of the definition of Interested Stockholder set forth in paragraph B of this section 3, the term “Subsidiary” shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by the Corporation.

G.	“Continuing Director” means any member of the Board of Directors of the Corporation (the Board) who is unaffiliated with the Interested Stockholder and was a member of the Board prior to the time that the Interested Stockholder became an Interested Stockholder, and any successor of a Continuing Director who is unaffiliated with the Interested Stockholder and is recommended to succeed a Continuing Director by a majority of Continuing Directors then on the Board.

H.	“Fair Market Value” means:

(i)	in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the Composite Tape for New York Stock Exchange Listed Stocks, or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or, if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock during the 30-day period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use, or if no such quotations are available, the fair market value on the date in question of a share of such stock as determined by the Board in good faith; and

(ii)	in the case of property other than cash or stock, the fair market value of such property on the date in question as determined by the Board in good faith.

I.	“Institutional Voting Stock” shall mean any class of Voting Stock which was issued to and continues to be held solely by one or more insurance companies, pension funds, commercial banks, savings banks or similar financial institutions or institutional investors.

J.	In the event of any Business Combination in which the Corporation survives, the phrase “other consideration to be received” as used in paragraph B(i) and (ii) of Section 2 of this Article Tenth shall include the shares of Common Stock and/or the shares of any other class of outstanding Voting Stock retained by the holders of such shares.

Section 4. Power of Directors.

The directors of the Corporation shall have the power and duty to determine for the purposes of this Article Tenth, on the basis of information known to them after reasonable inquiry, (A) whether a person is an Interested Stockholder, (B) the number of shares of Voting Stock beneficially owned by any person, (C) whether a person is an Affiliate or Associate of another, (D) whether a class of Voting Stock is Institutional Voting Stock and (E) whether the assets which are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Corporation or any Subsidiary in any Business Combination has, an aggregate Fair Market Value of $5,000,000 or more.

Section 5. No Effect on Fiduciary Obligations of Interested Stockholders.

Nothing contained in this Article Tenth shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.

Section 6. Amendment, Repeal, etc.

Notwithstanding any other provisions of this Certificate of Incorporation or the By-Laws of the Corporation (and notwithstanding the fact that a lesser percentage may be specified by law, this Certificate of Incorporation or the By-Laws of the Corporation), the affirmative vote of the holders of 80% or more of the voting power of the shares of the then outstanding Voting Stock, voting together as a single class, shall be required to amend or repeal, or adopt any provisions inconsistent with, this Article Tenth of this Certificate of Incorporation.

ELEVENTH: The Corporation reserves the right at any time from time to time to amend, alter, change, or repeal any provision contained in this Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force and not inconsistent with the provisions in this Certificate of Incorporation or in the By-Laws may be added or inserted in the manner now or hereafter prescribed by law. All rights, preferences, privileges of whatsoever nature conferred upon stockholders, directors or any other persons whosoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this Article.

2. This Restated Certificate of Incorporation has been duly adopted by the Board of Directors of the Corporation in accordance with the provisions of Section 245, of the General Corporation Law of the State of Delaware and has been duly adopted in accordance with the provisions of the Certificate of Incorporation of the Corporation heretofore amended.

3. This Restated Certificate of Incorporation shall become effective at the time it is filed in the office of the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this instrument to be signed in its name by its Chairman and attested by its Secretary.

TORCHMARK CORPORATION

/s/ R.K. Richey
Chairman

Attest:

/s/ Samuel E. Upchurch, Jr.
Secretary

[LOGO OF THE STATE OF DELAWARE APPEARS HERE]

STATE

OF

DELAWARE

OFFICE OF SECRETARY OF STATE

I, Michael Harkins, Secretary of State of the State of Delaware, do hereby certify that the attached is a true and correct copy of Designation of Incorporation filed in this office on February 26, 1990

[SEAL OF THE SECRETARY OF STATE OF DELAWARE APPEARS HERE]		/s/ Michael Harkins
Michael Harkins, Secretary of State
	BY:	/s/ J Rolins
	DATE:	March 19, 1990

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF

ADJUSTABLE RATE CUMULATIVE PREFERRED STOCK, SERIES A

OF

TORCHMARK CORPORATION

Pursuant to Section 151 of the General Corporation

Law of the State of Delaware

TORCHMARK CORPORATION, a Delaware corporation (the “Corporation”), certifies that pursuant to the authority contained in ARTICLE FOURTH of its Certificate of Incorporation, and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, its Board of Directors duly adopted resolutions on October 27, 1983, creating a series of its Preferred Stock designated as Adjustable Rate Cumulative Preferred Stock, Series A:

RESOLVED, that a series of the class of authorized Preferred Stock of the Corporation be hereby created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

Section 1. Designation and Amount.

The shares of such series shall be designated as “Adjustable Rate Cumulative Preferred Stock, Series A” (the “Preferred Stock”) and shall have a “face value” of $100.00 per share. The number of shares constituting such series shall be 1,000,000.

Section 2. Dividends and Distributions.

(A) Holders of Preferred Stock will be entitled to receive, when and as declared by the Board of Directors of the Corporation out of assets of the Corporation legally available for payment, cumulative cash dividends at the rate of 10.60% of the face value per share per annum from the date of issuance to and including February 1, 1984 and at the Applicable Rate (as defined in clause (B) of this section), which shall not be less than 7% nor greater than 13%, from time to time in effect, for each quarterly dividend period thereafter. Dividends on the Preferred Stock will accrue from the date of issuance and will be payable quarterly on February 1, May 1, August 1 and November 1 of each year (or, if such day is not a business day, then the next preceding business day) to the holders of record on such respective dates, not exceeding 30 days preceding the payment date thereof, as may be determined by the Board of Directors. The first dividend will be payable February 1,1984. The dividends payable on the Preferred Stock for the period from the date of issuance to and including February 1, 1984 and for any period less than a full quarterly dividend period shall be computed on the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed in the period for which the dividends are payable. The dividends payable for each full quarterly period commencing after February 1, 1984 shall be computed by dividing the annual dividend rate for such dividend period by four and applying the resulting rate against the face value per share of the Preferred Stock.

No full dividends shall be declared or paid or set apart for payment on the preferred stock of any series ranking, as to dividends, on a parity with the Preferred Stock for any period unless full cumulative dividends have been, or contemporaneously are, declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Preferred Stock for all dividend payment periods terminating on or prior to the date of payment of such full cumulative dividends. When dividends are not paid in full upon the Preferred Stock and any other preferred stock ranking on a parity as to dividends with the Preferred Stock, all dividends declared and paid or set aside for payment upon shares of Preferred Stock and any other preferred stock ranking on a parity as to dividends shall be declared and paid or set aside for payment pro rata so that the amount of dividends declared and paid or set aside for payment per share on the Preferred Stock and such other preferred stock shall in all cases bear to each other the same ratio that accrued dividends per share on the shares of Preferred Stock and such other preferred stock bear to each other.

Except as provided in Section 3 hereof, in the event that full cumulative quarterly dividends on the Preferred Stock have not been declared and paid or set apart for payment, the Corporation may not declare or pay any dividend on, or make any distribution on, or payment on account of the purchase, redemption or other retirement of, its Common Stock or any other stock of the Corporation ranking as to dividends junior to the Preferred Stock, except that dividends may be declared and paid, and distributions and payments may be made, in shares of, or options, warrants or rights to subscribe for or purchase shares of, Common Stock or other stock ranking as to dividends and upon

2

distribution of assets junior to the Preferred Stock. No interest shall be payable in respect of any dividend payment which may be in arrears.

(B) Except as provided below, the “Applicable Rate” for each quarterly dividend period after February 1, 1984 will be (a) 1.25% less than (b) the highest of the Treasury Bill Rate, the Ten Year Constant Maturity Rate or the Twenty Year Constant Maturity Rate, each as hereinafter defined. In the event that the Corporation determines in good faith that for any reason (i) any one of the Treasury Bill Rate, the Ten Year Constant Maturity Rate or the Twenty Year Constant Maturity Rate cannot be determined for any dividend period, then the Applicable Rate for such dividend period shall be 1.25% per annum less than the higher of whichever two of such Rates can be so determined; (ii) only one of the Treasury Bill Rate, the Ten Year Constant Maturity Rate or the Twenty Year Constant Maturity Rate can be determined for any dividend period, then the Applicable Rate for such dividend period shall be 1.25% per annum less than whichever such Rate can be so determined; (iii) none of the Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Twenty Year Constant Maturity Rate can be determined for any dividend period, the Applicable Rate in effect for the preceding dividend period shall be continued for such dividend period. However, the Applicable Rate for any dividend period shall in no event be less than 7% per annum nor greater than 13% per annum.

Except as provided below in this paragraph, the “Treasury Bill Rate” for each dividend period shall be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calendar Period (as defined below)) for three-month U.S. Treasury bills, as published by the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”) during the Calendar Period immediately prior to the ten calendar days immediately preceding the February 1, May 1, August 1, or November 1, as the case may be, prior to the dividend period for which the dividend rate on the Preferred Stock is being determined. If the Federal Reserve Board does not publish such a weekly per annum market discount rate during any such Calendar Period, then the Treasury Bill Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calendar Period) for three-month U.S. Treasury bills, published during such Calendar Period by any Federal Reserve Bank or by any U.S.

3

Government department or agency selected by the Corporation. If a weekly per annum market discount rate for three-month U.S. Treasury bills shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, the Treasury Bill Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calendar Period) for all the U.S. Treasury bills then having maturities of not less than 80 nor more than 100 days, published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such rates, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. If the Corporation determines in good faith that for any reason no such U.S. Treasury bill rates are published as provided above during such Calendar Period, then the Treasury Bill Rate for such dividend period shall be the arithmetic average of the per annum secondary market discount rates based upon the closing bids during such Calendar Period for each of the issues of marketable non-interest bearing U.S. Treasury securities with a maturity of not less than 80 nor more than 100 days from the date of each such quotation, as chosen and quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized dealers in U.S. Government securities selected by the Corporation. If the Corporation determines in good faith that for any reason the Corporation cannot determine the Treasury Bill Rate for any dividend period as provided above in this paragraph, the Treasury Bill Rate for such dividend period shall be the arithmetic average of the per annum secondary market discount rates based upon the closing bids during such Calendar Period for each of the issues of marketable interest-bearing U.S. Treasury securities with a maturity of not less than 80 nor more than 100 days from the date of each such quotation, as chosen and quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized dealers in U.S. Government securities selected by the Corporation.

Except as provided below in this paragraph, the “Ten Year Constant Maturity Rate” for each dividend period shall be the arithmetic average of the two most recent weekly per annum Ten Year Average Yields, as defined below (or the one weekly per annum Ten Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period), published by the Federal Reserve Board during the Calendar Period immediately prior to the ten calendar days immediately preceding the February 1, May 1, August 1 or November 1, as the case may be, prior to the dividend period for which the dividend rate on the Preferred Stock is being determined. If the Federal Reserve

4

Board does not publish such a weekly per annum Ten Year Average Yield during any such Calendar Period, then the Ten Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum Ten Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period) published during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. If a weekly per annum Ten Year Average Yield shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Ten Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly per annum average yield to maturity, if only one such yield shall be published during the relevant Calendar Period) for all of the actively traded marketable U.S. Treasury fixed interest rate securities, other than Special Securities (as defined below), then having maturities of not less than eight nor more than twelve years, published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not be publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. If the Corporation determines in good faith that for any reason the Corporation cannot determine the Ten Year Constant Maturity Rate for any dividend period as provided above in this paragraph, then the Ten Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than eight or not more than twelve years from the date of each such quotation, as chosen and quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized dealers in U.S. Government securities selected by the Corporation.

Except as provided below in this paragraph, the “Twenty Year Constant Maturity Rate” for each dividend period shall be the arithmetic average of the two most recent weekly per annum Twenty Year Average Yields, as defined below (or the one weekly per annum Twenty Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period), published by the Federal Reserve Board during the Calendar Period immediately prior to the ten calendar days immediately preceding the February 1, May 1, August 1 or November 1, as the case may be, prior to the dividend period for which the dividend rate on the Preferred Stock is being determined. If the Federal Reserve Board does not publish such a weekly per annum Twenty Year

5

Average Yield during any such Calendar Period, then the Twenty Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum Twenty Year Average Yields (or the one weekly per annum Twenty Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period), published during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. If a weekly per annum Twenty Year Average Yield shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Twenty Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly per annum average yield to maturity, if only one such yield shall be published during the relevant Calendar Period) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) then having maturities of not less than eighteen nor more than twenty-two years, published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. If the Corporation determines in good faith that for any reason the Corporation cannot determine the Twenty Year Constant Maturity Rate for any dividend period as provided above in this paragraph, then the Twenty Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than eighteen nor more than twenty-two years from the date of each such quotation, as chosen and quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized dealers in U.S. Government securities selected by the Corporation.

“Ten Year Average Yield” means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities (adjusted to constant maturities of ten years). “Twenty Year Average Yield” means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities (adjusted to constant maturities of twenty years). In September 1983, the weekly per annum market discount rate for three month U.S. Treasury bills, the Ten Year Average Yield and the Twenty Year Average Yield were published weekly by the Federal Reserve Board in “Federal Reserve Statistical Release H. 15 (519)—Selected Interest Rates.” “Calendar Period” means a period of fourteen calendar days; “Special Securities” means securities which can, at the option of

6

the holder, be surrendered at face value in payment of any Federal estate tax or which provide tax benefits to the holder and are priced to reflect such tax benefits or which were originally issued at a deep or substantial discount.

The Applicable Rate with respect to each dividend period after February 1, 1984 will be calculated as promptly as practicable by the Corporation according to the appropriate method described herein. The Corporation will cause each Applicable Rate to be published in a newspaper of general circulation in New York City at least three days prior to the commencement of the new dividend period to which it applies and will cause notice of such Applicable Rate to be included with the dividend payment checks next mailed to the holders of the Preferred Stock. The Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Twenty Year Constant Maturity Rate shall each be rounded to the nearest five-hundredths of a percentage point.

Section 3. Liquidation Preference.

Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of all of the outstanding shares of Preferred Stock shall have preference and priority over the Common Stock, or any other class of stock of the Corporation ranking upon liquidation junior to the Preferred Stock, for payment out of the assets of the Corporation or proceeds thereof, of $100 per share plus an amount equal to all dividends accrued and unpaid thereon to the date of final distribution to such holders, and after such payment the holders of Preferred Stock shall be entitled to no other payments. If, in the case of any such liquidation, dissolution or winding up of the Corporation, the assets of the Corporation or proceeds thereof shall be insufficient to make the full liquidation payment of $100 per share plus an amount equal to all accrued and unpaid dividends on the Preferred Stock and the full liquidation payments on any other preferred stock ranking as to liquidation on a parity with the Preferred Stock, then such assets and proceeds shall be distributed among the holders of the Preferred Stock and any such other preferred stock ratably in accordance with the respective amounts which would be payable on such shares of Preferred Stock and any such other preferred stock if all amounts thereon were to be paid in full. A consolidation or merger with, or sale or lease of all or substantially all of the assets of the Corporation to, one or more corporations shall not be deemed to be a liquidation, dissolution or winding up of the Corporation.

Section 4. Redemption.

The Corporation may not redeem the Preferred Stock prior to January 1, 1989. The Corporation, at its option, may

7

redeem shares of Preferred Stock, as a whole or in part, on or after January 1, 1989 through December 31, 1993 at a price of $103.00 per share and on or after January 1, 1994 at a price of $100.00 per share plus in each case accrued and unpaid dividends to the date fixed for redemption, upon not less than 30 nor more than 60 days’ notice. The Corporation may not redeem less than all the outstanding shares of Preferred Stock unless full cumulative dividends have been paid for all outstanding shares of Preferred Stock for all past dividend periods.

In the event the Corporation shall redeem shares of Preferred Stock, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder’s address as the same appears on the stock register of the Corporation. Each such notice shall state: (1) the redemption date; (2) the number of shares of Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the redemption price; (4) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (5) that dividends on the shares to be redeemed will cease to accrue on such redemption date. Notice having been mailed as aforesaid, from and after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price) dividends on the shares of the Preferred Stock so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation shall so require and the notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. If less than all the outstanding shares of the Preferred Stock are to be redeemed, shares to be redeemed shall be selected by the Corporation from outstanding shares of Preferred Stock not previously called for redemption by lot or pro rata (as nearly as may be) or by any other method determined by the Corporation in its sole discretion to be equitable. A new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

Notwithstanding the foregoing provisions of this Section 4, if any dividends on the Preferred Stock are in arrears, no shares of the Preferred Stock shall be redeemed unless all outstanding shares of the Preferred Stock are simultaneously redeemed, and the Corporation shall not purchase or otherwise acquire any shares of such Series; provided, however, that the foregoing shall not prevent the purchase or

8

acquisition of shares of the Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of the Preferred Stock.

All shares of the Preferred Stock redeemed by the Corporation shall be retired and cancelled and shall be restored to the status of authorized but unissued shares of preferred stock, without designation as to series, and may thereafter be issued.

Notwithstanding the Corporation’s right to redeem the Preferred Stock, the Corporation shall have no obligation to repurchase or retire the Preferred Stock by sinking fund or otherwise.

Section 5. Conversion, Preemptive Rights, Exchange.

The holders of shares of the Preferred Stock shall not have any rights to convert such shares into or exchange such shares for shares of any other class or classes or of any other series of any class or classes of capital stock of the Corporation. The holders of the Preferred Stock shall not have any preemptive rights.

Section 6. Voting Rights.

Holders of the Preferred Stock will not have any voting rights except as set forth below or as otherwise from time to time required by law. If, on the date used to determine stockholders of record for any meeting of stockholders of the Corporation at which directors are to be elected, dividends on the Preferred Stock or any other series of preferred stock ranking on a parity with the Preferred Stock as to dividends shall be in arrears in an amount equal to at least six quarterly dividends (whether or not consecutive) the holders of the Preferred Stock (voting separately as a class with all other affected series of preferred stock ranking on a parity with the Preferred Stock as to dividends and upon which like voting rights have been conferred and are exercisable) will be entitled to vote and elect two directors of the Corporation. Such right to elect directors shall remain in effect until all dividends payable on the Preferred Stock have been declared and paid or set apart for payment. Until the default in payments of all dividends which permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the next preceding sentence may be removed at any time, either with or without cause, only by the affirmative vote of the holders of the shares at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. The right of the holders of the Preferred Stock to

9

elect directors shall remain in effect until all dividends payable on the Preferred Stock have been declared and paid or set apart for payment. The term of office of all directors so elected shall terminate immediately upon the termination of the right to vote for directors of the holders of the Preferred Stock and of the holders of all other such series of preferred stock. Each holder of Preferred Stock will have one vote for each share held.

Without the consent or affirmative vote of the holders of at least two- thirds of the outstanding shares of Preferred Stock, voting separately as a class with all other affected series of preferred stock ranking on a parity with the Preferred Stock either as to dividends or upon liquidation, the Corporation shall not authorize, create or issue, or increase the authorized amount of, any class or series of stock ranking prior to the Preferred Stock as to dividends or upon liquidation. The affirmative vote or consent of the holders of at least two-thirds of the outstanding shares of the Preferred Stock, voting separately as a class with all other shares of the same class, will be required for any amendment, alteration or repeal, whether by merger or consolidation or otherwise, of the Corporation’s Certificate of Incorporation or any certificate supplemental thereto if the amendment, alteration or repeal adversely affects the preferences, rights, powers or privileges of the Preferred Stock and any other shares of the same class; provided, however, that in any case in which one or more, but not all, series of such class would be adversely affected as to the preferences, rights, powers or privileges thereof, the affirmative vote of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of the shares of all series that would be adversely affected, voting as a class, shall be required, and the holders of shares of any series that would not be adversely affected shall not be entitled to vote thereon. The Corporation’s Certificate of Incorporation may be amended to increase the number of authorized shares of common or preferred stock ranking on a parity with or junior to the Preferred Stock as to dividends or upon liquidation without the vote of the holders of outstanding shares of Preferred Stock.

IN WITNESS WHEREOF, said Torchmark Corporation has caused this Certificate of Designations, Preferences and Rights of Adjustable Rate Cumulative Preferred Stock, Series A to be duly executed by its Chairman of the Board and attested to by its Secretary and has caused its corporate seal to be affixed hereto, this 23rd day of February, 1990.

TORCHMARK CORPORATION

/s/ R. K. Richey
R. K. Richey
Chairman of the Board

(Corporate Seal)

ATTEST:

/s/ Samuel E. Upchurch, Jr.
Samuel E. Upchurch, Jr.
Secretary

STATE OF DELAWARE

OFFICE OF THE SECRETARY OF STATE

I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF STOCK DESIGNATION OF “TORCHMARK CORPORATION” FILED IN THIS OFFICE ON THE SECOND DAY OF DECEMBER, A.D. 1993, AT 10 O’CLOCK A.M.

A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.

* * * * * * * * * *

/s/ William T. Quillen
William T. Quillen, Secretary of State

AMENDMENT TO

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF

ADJUSTABLE RATE CUMULATIVE PREFERRED STOCK, SERIES A

OF

TORCHMARK CORPORATION

PURSUANT TO SECTION 151 OF THE GENERAL CORPORATION

LAW OF THE STATE OF DELAWARE

“TORCHMARK CORPORATION, a Delaware corporation (the “Corporation”), certifies that pursuant to the authority set forth in ARTICLE FOURTH of its Restated Certificate of Incorporation, and in accordance with the provisions of Section 151(g) of the General Corporation Law of the state of Delaware, its Board of Directors duly adopted resolutions on July 22, 1993, increasing the number of shares of its Preferred Stock designated as Adjustable the Cumulative Preferred Stock, Series A as follows:

RESOLVED, that the number of shares constituting the Corporation’s Adjustable Rate Cumulative Preferred Stock, Series A shall be, and it hereby is, increased by 500,000 shares to 1,500,000 shares; and therefore,

RESOLVED FURTHER, that Section 1 of the Certificate of Designations, Preferences and Rights of Adjustable Rate Cumulative Preferred Stock, Series A of Torchmark Corporation previously filed on February 26, 1990, shall be, and it hereby is, amended by increasing the number of shares constituting such series to 1,500,000; and

RESOLVED FURTHER, that except for the increase in the number of shares constituting such series all other provisions of such certificate shall remain in full force and effect.

IN WITNESS WHEREOF, said Torchmark Corporation has caused the Amendment to Certificate of Designations, Preferences and Rights of Adjustable Rate Cumulative Preferred Stock, Series A, to be duly executed by its Chairman of the Board and attested to by its Secretary and has caused its corporate seal to be affixed hereto as the act and deed of such corporation and the undersigned certify that the facts stated herein are true this 1st day of December, 1993.

TORCHMARK CORPORATION

/s/ R. K. Richey
R. K. Richey
Chairman of the Board

(Corporate Seal)

ATTEST:

/s/ Samuel E. Upchurch, Jr.
Samuel E. Upchurch, Jr.
Secretary

State of Delaware

Office of the Secretary of State

I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF DESIGNATION OF “TORCHMARK CORPORATION”, FILED IN THIS OFFICE ON THE EIGHTEENTH DAY OF SEPTEMBER, A.D. 1995, AT 10 O’CLOCK A.M.

A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.

/s/ Edward J. Freel
Edward J. Freel, Secretary of State

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF

7.375% CUMULATIVE PREFERRED STOCK, SERIES A

OF

TORCHMARK CORPORATION

Pursuant to Section 151 of the General Corporation

Law of the State of Delaware

TORCHMARK CORPORATION, a Delaware corporation (the “Company”), certifies that pursuant to the authority contained in ARTICLE FOUR of its Certificate of Incorporation, as amended, and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, its Board of Directors duly adopted resolutions on July 27, 1995, creating a series of its Preferred Stock designated as 7.375% Cumulative Preferred Stock, Series A:

RESOLVED, that a series of the class of authorized Preferred Stock of the Company is hereby created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

Section 1. Designation and Amount.

The shares of such series shall be designated as “7.375% Cumulative Preferred Stock, Series “A” (the “Preferred Stock”) and shall have a face value of $100,000 per share. The number of shares constituting such series shall be 750.

Section 2. Dividends and Distributions.

Holders of Preferred Stock will be entitled to receive, when and as declared by the Board of Directors of the Company out of assets of the Company legally available for payment, cumulative cash dividends at the rate of 7.375% of the face value per share per annum from the date of issuance to and including November 15, 2004. Dividends on the Preferred Stock will accrue from the date of issuance and will be payable semi-annually on June 30 and December 31 of each year (or, if such day is not a business day, then the next preceding business day) to the holders of record on such respective dates, not exceeding 30 days preceding the payment date thereof, as may be determined by the Board of Directors. The first dividend will be payable December 31, 1995. The dividends payable on the Preferred Stock for the period from the date of issuance to and including December 31, 1995 and for any period less than a full semi-annual dividend period shall be computed on the basis of a 360-day year of twelve 30- day months and the actual number of days elapsed in the period for which the dividends are payable. The dividends payable for each full semi-annual period commencing after December 31, 1995 shall be computed by dividing

1

the annual dividend rate for such dividend period by four and applying the resulting rate against the face value per share of the Preferred Stock.

No full dividends shall be declared or paid or set apart for payment on the preferred stock of any series ranking, as to dividends, on a parity with the Preferred Stock for any period unless full cumulative dividends have been, or contemporaneously are, declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Preferred Stock for all dividend payment periods terminating on or prior to the date of payment of such full cumulative dividends. When dividends are not paid in full upon the Preferred Stock and any other preferred stock ranking on a parity as to dividends with the Preferred Stock, all dividends declared and paid or set aside for payment upon shares of Preferred Stock and any other preferred stock ranking on a parity as to dividends shall be declared and paid or set aside for payment pro rata so that the amount of dividends declared and paid or set aside for payment per share on the Preferred Stock and such other preferred stock shall in all cases bear to each other the same ratio that accrued dividends per share on the shares of Preferred Stock and such other preferred stock bear to each other.

Except as provided in Section 3 hereof, in the event that full cumulative semi-annual dividends on the Preferred Stock have not been declared and paid or set apart for payment, the Company may not declare or pay any dividend on, or make any distribution on, or payment on account of the purchase, redemption or other retirement of, its Common Stock or any other stock of the Company ranking as to dividends junior to the Preferred Stock, except that dividends may be declared and paid, and distributions and payments may be made, in shares of, or options, warrants or rights to subscribe for or purchase shares of, Common Stock or other stock ranking as to dividends and upon distribution or assets junior to the Preferred Stock. No interest shall be payable in respect of any dividend payment which may be in arrears.

Section 3. Liquidation Preference.

Upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of all of the outstanding shares of Preferred Stock shall have preference and priority over the Common Stock, or any other class of stock of the Company ranking upon liquidation junior to the Preferred Stock, for payment out of the assets of the Company or proceeds thereof, of $100,000 per share plus an amount equal to all dividends accrued and unpaid thereon to the date of final distribution to such holders, and after such payment the holders of Preferred Stock shall be entitled to no other payments. If, in the case of any such liquidation, dissolution or winding up of the Company, the assets of the Company or proceeds thereof shall be insufficient to make

2

the full liquidation payment of $100,000 per share plus an amount equal to all accrued and unpaid dividends on the Preferred Stock and the full liquidation payments on any other preferred stock ranking as to liquidation on a parity with the Preferred Stock, then such assets and proceeds shall be distributed among the holders of the Preferred Stock and any such other preferred stock ratably in accordance with the respective amounts which would be payable on such shares of Preferred Stock and any such other preferred stock if all amounts thereon were to be paid in full. A consolidation or merger with, or sale or lease of all or substantially all of the assets of the Company to, one or more corporations shall not be deemed to be a liquidation, dissolution or winding up of the Company.

Section 4. Redemption.

The Company, at its option, may redeem shares of Preferred Stock, as a whole or in part in multiples of $1,000,000 on or after the date of issuance at a price of $100,000 per share plus accrued and unpaid dividends to the date fixed for redemption, upon not less than 30 days’ notice. The Company may not redeem less than all the outstanding shares of Preferred Stock unless full cumulative dividends have been paid for all outstanding shares of Preferred Stock for all past dividend periods.

In the event the Company shall redeem shares of Preferred Stock, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 30 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder’s address as the same appears on the stock register of the Company. Each such notice shall state: (1) the redemption date; (2) the number of shares of Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the redemption price; (4) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (5) that dividends on the shares to be redeemed will cease to accrue on such redemption date. Notice having been mailed as aforesaid, from and after the redemption date (unless default shall be made by the Company in providing money for the payment of the redemption price) dividends on the shares of the Preferred Stock so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Company (except the right to receive from the Company the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Company shall so require and the notice shall so state), such shares shall be redeemed by the Company at the redemption price aforesaid. If less than all the outstanding shares of the Preferred Stock are to be redeemed, shares to be redeemed shall be selected by the Company

3

from outstanding shares of Preferred Stock not previously called for redemption by lot or pro rata (as nearly as may be) or by any other method determined by the Company in its sole discretion to be equitable. A new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

Notwithstanding the foregoing provisions of this Section 4, if any dividends on the Preferred Stock are in arrears, no shares of the Preferred Stock shall be redeemed unless all outstanding shares of the Preferred Stock are simultaneously redeemed, and the Company shall not purchase or otherwise acquire any shares of such Series; provided, however, that the foregoing shall not prevent the purchase or however, that the foregoing shall not prevent the purchase or acquisition of shares of the Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of the Preferred Stock.

All shares of the Preferred Stock redeemed by the Company shall be retired and cancelled and shall be restored to the status of authorized but unissued shares of preferred stock, without designation as to series, and may thereafter be issued.

Notwithstanding the Company’s right to redeem the Preferred Stock, the Company shall have no obligation to repurchase to retire the Preferred Stock by sinking fund or otherwise.

Section 5. Conversion, Preemptive Rights, Exchange.

The holders of shares of the Preferred Stock shall not have any rights to convert such shares into or exchange such shares for shares of any other class or classes or of any other series of any class or classes of capital stock of the Company. The holders of the Preferred Stock shall not have any preemptive rights.

Section 6. Voting Rights.

Holders of the Preferred Stock will not have any voting rights except as set forth below or as otherwise from time to time required by law. If, on the date used to determine stockholders of record for any meeting of stockholders of the Company at which directors are to be elected, dividends on the Preferred Stock or any other series of preferred stock ranking on a parity with the Preferred Stock as to dividends shall be in arrears in an amount equal to at least three semi-annual dividends (whether or not consecutive) the holders of the Preferred Stock (voting separately as a class with all other affected series of preferred stock ranking on a parity with the Preferred Stock as to dividends and upon which like voting rights have been conferred and are exercisable) will be entitled to vote and elect two directors of the Company. Such right to elect directors shall remain in effect until all dividend payments on the Preferred Stock have been

4

declared and paid or set apart for payment. Until the default in payments of all dividends which permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the next preceding sentence may be removed at any time, either with or without cause, only by the affirmative vote of the holders of the shares at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. The right of the holders of the Preferred Stock to elect directors shall remain in effect until all dividends payable on the Preferred Stock have been declared and paid or set apart for payment. The term of office of all directors so elected shall terminate immediately upon the termination of the right to vote for directors of the holders of the Preferred Stock and of the holders of all other such series of preferred stock. Each holder of Preferred Stock will have one vote for each share held.

Without the consent or affirmative vote of the holders of at least two-thirds of the outstanding shares of Preferred Stock, voting separately as a class with all other affected series of preferred stock ranking on a parity with the Preferred Stock either as to dividends or upon liquidation, the Company shall not authorize, create or issue, or increase the authorized amount of, any class or series of stock ranking prior to the Preferred Stock as to dividends or upon liquidation. The affirmative vote or consent of the holders of at least two-thirds of the outstanding shares of the Preferred Stock, voting separately as a class with all other shares of the same class, will be required for any amendment, alteration or repeal, whether by merger or consolidation or otherwise, of the Company’s Certificate of Incorporation or any certificate supplemental thereto if the amendment, alteration or repeal adversely affects the preferences, rights, powers or privileges of the Preferred Stock and any other shares of the same class; provided, however, that in any case in which one or more, but not all, series of such class would be adversely affected as to the preferences, rights, powers or privileges thereof, the affirmative vote of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of the shares of all series that would be adversely affected, voting as a class, shall be required, and the holders of shares of any series that would not be adversely affected shall not be entitled to vote thereon. The Company’s Certificate of Incorporation may be amended to increase the number of authorized shares of common or preferred stock ranking on a parity with or junior to the Preferred Stock as to dividends or upon liquidation without the vote of the holders of outstanding shares of Preferred Stock.

5

IN WITNESS WHEREOF, said Torchmark Corporation has caused this Certificate of Designations, Preferences and Rights of 7.375% Cumulative Preferred Stock, Series A, to be duly executed by its Vice President and Associate General Counsel and attested to by its Secretary and has caused its corporate seal to be affixed hereto, this 15th day of September, 1995.

TORCHMARK CORPORATION

By:	/s/ Stephen W. Still
Vice President and
Associate General Counsel

[CORPORATE SEAL APPEARS HERE]

ATTEST:

By:	/s/ Carol A. McCoy
Secretary

6

STATE

OF

DELAWARE

OFFICE OF THE SECRETARY OF STATE

I, Edward J. Freel, Secretary of State of the State of Delaware, do hereby certify that the attached is a true and correct copy of the Certificate of Amendment of “Torchmark Corporation”, filed in this office on the third day of July, A.D. 1997, at 12 o’clock p.m.

/s/ Edward J. Freel
Edward J. Freel, Secretary of State

[SEAL OF THE SECRETARY

OF STATE OF DELAWARE

APPEARS HERE]

CERTIFICATE OF AMENDMENT

TO

RESTATED CERTIFICATE OF INCORPORATION

* * * * *

Torchmark Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: At a meeting held April 24, 1997, the Board of Directors set forth a proposed amendment to the Restated Certificate of Incorporation of said corporation, declared said amendment to be advisable and called a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment reading as follows:

RESOLVED, by the Board of Directors of the Company that:

1. The directors recommend and declare to be advisable that shareholders entitled to vote at a special meeting approve the proposed amendment to Article FOURTH of the Restated Certificate of Incorporation to increase the authorized capital of the Company to $325,000,000 and the authorized shares of common stock, $1.00 par value per share, from 160,000,000 shares to 320,000,000 shares. A copy of the amendment reads as follows:

FOURTH: The total number of all shares of all classes of stock which the Corporation shall have the authority to issue shall be three hundred twenty-five million (325,000,000), of which five million (5,000,000) shares are to be Preferred Stock of the par value of one dollar ($1.00) each; and three hundred twenty million (320,000,000) shares are to be Common Stock, of the par value of one dollar ($1.00) each.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held, upon at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said Torchmark Corporation has caused this certificate to be signed by Michael J. Klyce, its Vice President and Treasurer, this July 1, 1997.

Torchmark Corporation

By	/s/ Michael J. Klyce
Vice President and Treasurer

STATE OF DELAWARE

OFFICE OF THE SECRETARY OF STATE

I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF DESIGNATION OF “TORCHMARK CORPORATION”, FILED IN THIS OFFICE ON THE SEVENTEENTH DAY OF FEBRUARY, A.D. 1998, AT 3:45 O’CLOCK P.M.

[SEAL]

/s/ Edward J. Freel
Edward J. Freel, Secretary of State

0882974 8100	AUTHENTICATION: 8924316

981060855	DATE: 02-17-98

CERTIFICATE OF DESIGNATIONS PREFERENCES AND RIGHTS OF

A CUMULATIVE 6 1/2 % PREFERRED STOCK, SERIES A

OF

TORCHMARK CORPORATION

Pursuant to Section 151 of the General Corporation

Law of the State of Delaware

TORCHMARK CORPORATION, a Delaware corporation (“the Company”), certifies that pursuant to the authority contained in ARTICLE FOUR of its Certificate of Incorporation, as amended, and in accordance with the provisions of Section 151 of the General Corporation Law of the state of Delaware, its Board of Directors duly adopted resolutions on Feb. 17, 1998, creating a series of its Preferred Stock designated as 6 1/2 % Cumulative Preferred Stock, Series A :

RESOLVED, that a series of the class of authorized Preferred Stock of the Company is hereby created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

Section 1. Designation and Amount.

The shares of such series shall be designated as “6 1/2 Cumulative Preferred Stock, Series “A”(the “Preferred Stock”) and shall have a face value of $1,000.00 per share. The number of shares constituting such series shall be 135787.

Section 2. Dividends and Distributions.

Holders of Preferred Stock will be entitled to receive, when and as declared by the Board of Directors of the Company out of assets of the Company legally available for payment, cumulative cash dividends at the rate of 6 1/2% of the face value per share per annum from the date of issuance to and including perpetuity. Dividends on the Preferred Stock will accrue from the date of issuance and will be payable semi-annually on June 30 and December 31 of each year (or, if such day is not a business day, then the next preceding business day) to the holders of record on such respective dates, not exceeding 30 days preceding the payment date thereof, as may be determined by the Board of Directors. The first dividend will be payable June 30, 1998. The dividends payable on the Preferred Stock for the period from the date of issuance to and including perputuity and for any period less than a full semi-annual dividend period shall be computed on the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed in the period for which the dividends are payable. The dividends payable for each full semi-annual period commencing after June 30, 1996 shall be computed by dividing

1

the annual dividend rate for such dividend period by four and applying the resulting rate against the face value per share of the Preferred Stock.

No full dividends shall be declared or paid or set apart for payment on the proferred stock of any series ranking, as to dividends, on a parity with the Preferred Stock for any period unless full cumulative dividends have been, or contemporaneously are, declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Preferred Stock for all dividend payment periods terminating on or prior to the date of payment of such full cumulative dividends. When dividends are not paid in full upon the Preferred Stock and any other preferred stock ranking on a parity as to dividends with the Preferred Stock, all dividends declared and paid or set aside for payment upon shares of Preferred Stock and any other preferred stock ranking on a parity as to dividends shall be declared and paid or set aside for payment pro rata so that the amount of dividends declared and paid or set aside for payment per share on the Preferred Stock and such other preferred stock shall in all cases bear to each other the same ratio that accrued dividends per share on the shares of Preferred Stock and such other preferred stock bear to each other.

Except as provided in Section 3 hereof, in the event that full cumulative semi-annual dividends on the Preferred Stock have not been declared and paid or set apart for payment, the Company may not declare or pay any dividend on, or make any distribution on, or payment on account of the purchase, redemption or other retirement of, its Common Stock or any other stock of the Company ranking as to dividends junior to the Preferred Stock, except that dividends may be declared and paid, and distributions and payments may be made, in shares of, or options, warrants or rights to subscribe for or purchase shares of, Common Stock or other stock ranking as to dividends and upon distribution of assets junior to the Preferred Stock. No interest shall be payable in respect of any dividend payment which may be in arrears.

Section 3. Liquidation Preference

Upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of all of the outstanding shares of Preferred Stock shall have preference and priority over the Common Stock, or any other class of stock of the Company ranking upon liquidation junior to the Preferred Stock, for payment out of the assets of the Company or proceeds thereof, of $1,000.00 per share plus an amount equal to all dividends accrued and unpaid thereon to the date of final distribution to such holders, and after such payment the holders of Preferred Stock shall be entitled to no other payments. If, in the case of any such liquidation, dissolution or winding up of the Company, the assets of the Company or proceeds thereof shall be insufficient to make

2

the full liquidation payment of $1,000.00 per share plus an amount equal to all accrued and unpaid dividends on the Preferred Stock and the full liquidation payments on any other preferred stock ranking as to liquidation on a parity with the Preferred Stock, then such assets and proceeds shall be distributed among the holders of the Preferred Stock and any such other preferred stock ratably in accordance with the respective amounts which would be payable on such shares of Preferred Stock and any such other preferred stock if all amounts thereon were to be paid in full. A consolidation or merger with, or sale or lease of all or substantially all of the assets of the Company to, one or more corporations shall not be deemed to be a liquidation, dissolution or winding up of the Company.

Section 4. Redemption.

The Company, at is option, may redeem shares of Preferred Stock, as a whole or in part in multiples of $1,000,000 on or after the date of issuance at a price of $1,000.00 per share plus accrued and unpaid dividends to the date fixed for redemption, upon not less than 30 days’ notice. The Company may not redeem less than all the outstanding shares of Preferred Stock unless full cumulative dividends have been paid for all-outstanding shares of Preferred Stock for all past dividend periods.

In the event the Company shall redeem shares of Preferred Stock, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 30 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder’s address as the same appears on the stock register of the Company. Each such notice shall state: (1) the redemption date; (2) the number of shares of Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the redemption price; (4) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (5) that dividends on the shares to be redeemed will cease to accrue on such redemption date. Notice having been mailed as aforesaid, from and after the redemption date (unless default shall be made by the Company in providing money for the payment of the redemption price) dividends on the shares of the Preferred Stock so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Company (except the right to receive from the Company the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Company shall so require and the notice shall so state), such shares shall be redeemed by the Company at the redemption price aforesaid. If less than all the outstanding shares of the Preferred Stock are to be redeemed, shares to be redeemed shall be selected by the Company

3

from outstanding shares of Preferred Stock not previously called for redemption by lot or pro rata (as nearly as may be) or by any other method determined by the Company in its sole discretion to be equitable. A new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

Notwithstanding the foregoing provisions of this Section 4, if any dividends on the Preferred Stock are in arrears, no shares of the Preferred Stock shall be redeemed unless all outstanding shares of the Preferred Stock are simultaneously redeemed, and the company shall not purchase or otherwise acquire any shares of such Series; provided, however, that the foregoing shall not prevent the purchase or however, that the foregoing shall not prevent the purchase or acquisition of shares of the Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of the Preferred Stock.

All shares of the Preferred Stock redeemed by the Company shall be retired and cancelled and shall be restored to the status of authorized but unissued shares of preferred stock, without designation as to series, and may thereafter be issued.

Notwithstanding the Company’s right to redeem the Preferred Stock, the Company shall have no obligation to repurchase or retire the Preferred Stock by sinking fund or otherwise.

Section 5. Conversion, Preemptive Rights, Exchange.

The holders of shares of the Preferred Stock shall not have any rights to convert such shares into or exchange such shares for shares of any other class or classes or of any other series of any class or classes of capital stock of the Company. The holders of the Preferred Stock shall not have any preemptive rights.

Section 6. Voting Rights.

Holders of the Preferred stock will not have any voting rights except as set forth below or as otherwise from time to time required by law. If, on the date used to determine stockholders of record for any meeting of stockholders of the Company at which directors are to be elected, dividends on the Preferred Stock or any other series of preferred stock ranking on a parity with the Preferred Stock as to dividends shall be in arrears in an amount equal to at least three semi-annual dividends (whether or not consecutive) the holders of the Preferred Stock (voting separately as a class with all other affected series of preferred stock ranking on a parity with the Preferred Stock as to dividends and upon which like voting rights have been conferred and are exercisable) will be entitled to vote and elect two directors of the Company. Such right to elect directors shall remain in effect until all dividend payments on the Preferred Stock have been

4

declared and paid or set apart for payment. Until the default in payments of all dividends which permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the next preceding sentence may be removed at any time, either with or without cause, only by the affirmative vote of the holders of the shares at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. The right of the holders of the Preferred Stock to elect directors shall remain in effect until all dividends payable on the Preferred Stock have been declared and paid or set apart for payment. The term of office of all directors so elected shall terminate immediately upon the termination of the right to vote for directors of the holders of the Preferred Stock and of the holders of all other such series of preferred stock. Each holder of Preferred Stock will have one vote for each share held.

Without the consent or affirmative vote of the holders of at least two-thirds of the outstanding shares of Preferred Stock, voting separately as a class with all other affected series of preferred stock ranking on a parity with the Preferred Stock either as to dividends or upon liquidation, the Company shall not authorize, create or issue, or increase the authorized amount of, any class or series of stock ranking prior to the Preferred Stock as to dividends or upon liquidation. The affirmative vote or consent of the holders of at least two-thirds of the outstanding shares of the Preferred Stock, voting separately as a class with all other shares of the same class, will be required for any amendment, alteration or repeal, whether by merger or consolidation or otherwise, of the Company’s Certificate of Incorporation or any certificate supplemental thereto if the amendment, alteration or repeal adversely affects the preferences, rights, powers or privileges of the Preferred Stock and any other shares of the same class; provided, however, that in any case in which one or more, but not all, series of such class would be adversely affected as to the preferences, rights, powers or privileges thereof, the affirmative vote of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of the shares of all series that would be adversely affected, voting as a class, shall be required, and the holders of shares of any series that would not be adversely affected shall not be entitled to vote thereon. The Company’s Certificate of Incorporation may be amended to increase the number of authorized shares of common or preferred stock ranking on a parity with or junior to the Preferred Stock as to dividends or upon liquidation without the vote of the holders of outstanding shares of Preferred Stock.

5

IN WITNESS WHEREOF, said Torchmark Corporation has caused this Certificate of Designations, Preferences and Rights of 6% Cumulative Preferred Stock, Series A, to be duly executed by its Vice President and General Counsel and attested to by its Secretary and has caused its corporate seal to be affixed hereto, this 17th day of February, 1998.

(Corporate Seal)		TORCHMARK CORPORATION

		By:	/s/ Larry M. Hutchison
Vice President and General Counsel
ATTEST:

By:	/s/ Carol A. McCoy
Secretary

State of Delaware

Office of the Secretary of State

I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF DESIGNATION OF “TORCHMARK CORPORATION”, FILED IN THIS OFFICE ON THE TWENTY-SEVENTH DAY OF FEBRUARY, A.D. 1998, AT 4:30 O’CLOCK P.M.

/s/ Edward J. Freel
Edward J. Freel, Secretary of State

AUTHENTICATION: 8947109
DATE: 03-02-98

(DELAWARE SECRETARY’S OFFICE SEAL)

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF

6 1/2 % CUMULATIVE PREFERRED STOCK, SERIES A

OF

TORCHMARK CORPORATION

Pursuant to Section 151 of the General Corporation

Law of the State of Delaware

TORCHMARK CORPORATION, a Delaware corporation (the “Company”), certifies that pursuant to the authority contained in ARTICLE FOUR of its Certificate of Incorporation, as amended, and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, its Board of Directors duly adopted resolutions on February 27, 1998, creating a series of its Preferred Stock designated as 6 1/2% Cumulative Preferred Stock, Series A:

RESOLVED, that a series of the class of authorized Preferred Stock of the Company is hereby created, and that the designation and amount thereof and the voting powers, preferences and relative , participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

Section 1. Designation and Amount

The shares of such series shall be designated as “6 1/2% Cumulative Preferred Stock, Series “A” (the “Preferred Stock”) and shall have a face value of $1,000.00 per share. The number of shares constituting such series shall be 194,213.

Section 2. Dividends and Distributions

Holders of Preferred Stock will be entitled to receive, when and as declared by the Board of Directors of the Company out of assets of the Company legally available for payment, cumulative cash dividends at the rate of 6 1/2% of the face value per share per annum from the date of issuance to and including perpetuity. Dividends on the Preferred Stock will accrue from the date of issuance and will be payable semi-annually on June 30 and December 31 of each year (or, if such day is not a business day, then the next preceding business day) to the holders of record on such respective dates, not exceeding 30 days preceding the payment date thereof, as may be determined by the Board of Directors. The first dividend will be payable June 30, 1998. The dividends payable on the Preferred Stock for the period from the date of issuance to and including perpetuity and for any period less than a full semi-annual dividend period shall be computed on the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed in the period for which the dividends are payable. The dividends payable for each full semi-annual period commencing after June 30, 1996 shall be computed by dividing the annual dividend rate for such dividend period by four and applying the resulting rate against the face value per share of the Preferred Stock.

No full dividends shall be declared or paid or set apart for payment on the preferred stock of any series ranking, as to dividends, on a parity with the Preferred Stock for any period unless full cumulative dividends have been, or contemporaneously are, declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Preferred Stock for all dividend payment periods terminating on or prior to the date of payment of such full cumulative dividends. When dividends are not paid in full upon the Preferred Stock and any other preferred stock ranking on a parity as to dividends with the Preferred Stock, all dividends declared and paid or sat aside for payment upon shares of Preferred Stock and any other preferred stock ranking on a parity as to dividends shall be declared and paid or set aside for payment pro rata so that the amount of dividends declared and paid or set aside for payment per share on the Preferred Stock and such other preferred stock shall in all cases bear to each other the same ratio that accrued dividends per share on the shares of Preferred Stock and such other preferred stock bear to each other.

Except as provided in Section 3 hereof, in the event that full cumulative semi-annual dividends an the Preferred Stock have not been declared and paid or set apart for payment, the Company may not declare or pay any dividend on, or make any distribution on, or payment on account of the purchase, redemption or other retirement of, its Common Stock or any other stock of the Company ranking as to dividends junior to the Preferred Stock, except that dividends may be declared and paid, and distributions and payments may be made, in shares of, or options, warrants or rights to subscribe for or purchase shares off Common Stock or other stock ranking as to dividends and upon distribution of assets junior to the Preferred Stock. No interest shall be payable in respect of any dividend payment which may be in arrears.

Section 3. Liquidation Preference.

Upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of all of the outstanding shares of Preferred Stock shall have preference and priority over the Common Stock, or any other class of stock of the Company ranking upon liquidation junior to the Preferred Stock, for payment out of the assets of the Company or proceeds thereof, of $1,000.00 per share plus an amount equal to all dividends accrued and unpaid thereon to the date of final distribution to such holders, and after such payment the holders of Preferred Stock shall be entitled to no other payments. If, in the case of any such liquidation, dissolution or winding up of the Company, the assets of the Company or proceeds thereof shall be insufficient to make

2

the full liquidation payment of $1,000.00 per share plus an amount equal to all accrued and unpaid dividends on the Preferred Stock and the full liquidation payments on any other preferred stock ranking as to liquidation on a parity with the Preferred Stock, then such assets and proceeds shall be distributed among the holders of the Preferred Stock and any such other preferred stock ratably in accordance with the respective amounts which would be payable on such shares of Preferred Stock and any such other preferred stock if all amounts thereon were to be paid in full. A consolidation or merger with, or sale or lease of all or substantially all of the assets of the Company to, one or more corporations shall not be deemed to be a liquidation, dissolution or winding up of the Company.

Section 4. Redemption

The Company, at is option, may redeem shares of Preferred Stock, as a whole or in part in Multiples of $10000,000 on or after the data of issuance at a price of $1,000.00 per share plus accrued and unpaid dividends to the date fixed for redemption, upon not less than 30 days’ notice. The Company may not redeem less than all the outstanding shares of Preferred Stock unless full cumulative dividends have been paid for all-outstanding shares of Preferred Stock for all past dividend periods.

In the event the Company shall redeem shares of Preferred Stock, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 30 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder’s address as the same appears on the stock register of the Company. Each such notice shall state: (1) the redemption date; (2) the number of shares of Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the redemption price; (4) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (5) that dividends an the shares to be redeemed will cease to accrue on such redemption date. Notice having been mailed as aforesaid, from and after the redemption date (unless default shall be made by the Company in providing money for the payment of the redemption price) dividends on the shares of the Preferred Stock so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Company (except the right to receive from the Company the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Company shall so require and the notice shall so state), such shares shall be redeemed by the Company at the redemption price aforesaid. If less than all the outstanding shares of the Preferred Stock are to be redeemed, shares to be redeemed shall be selected by the Company

3

from outstanding shares of Preferred stock not previously called for redemption by lot or pro rata (as nearly as may be) or by any other method determined by the Company in its sole discretion to be equitable. A new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

Notwithstanding the foregoing provisions of this Section 4, if any dividends on the Preferred Stock are in arrears, no shares of the Preferred Stock shall be redeemed unless all outstanding shares of the Preferred Stock are simultaneously redeemed, and the Company shall not purchase or otherwise acquire any shares of such Series; provided, however, that the foregoing shall not prevent the purchase or however, that the foregoing shall not prevent the purchase or acquisition of shares of the Preferred Stock pursuant to a purchase or exchange offer made an the same term to holders of all outstanding shares of the Preferred Stock.

All shares of the Preferred stock redeemed by the Company shall be retired and cancelled and shall be restored to the status of authorized but unissued shares of preferred stock, without designation as to series, and may thereafter be issued.

Notwithstanding the Company’s right to redeem the Preferred Stock, the Company shall have no obligation to repurchase or retire the Preferred Stock by sinking fund or otherwise.

Section 5. Conversion, Preemptive Rights, Exchange

The holders of shares of the preferred Stock shall not have any rights to convert such shares into or exchange such shares for shares of any other class or classes or of any other series of any class or classes of capital stock of the Company. The holders of the Preferred Stock shall not have any preemptive rights.

Section 6. Voting Rights

Holders of the Preferred Stock will not have any voting rights except as set forth below or all otherwise from time to time required by law. If, on the date used to determine stockholders of record for any meeting of stockholders of the Company at which directors are to be elected, dividends on the Preferred Stock or any other series of preferred stock ranking on a parity with the Preferred Stock as to dividends shall be in arrears in an amount equal to at least three semi-annual dividends (whether or not consecutive) the holders of the Preferred Stock (voting separately as a class with all other affected series of ranking on a parity with the Preferred Stock as to dividends and upon which like voting rights have been conferred and are exercisable) will be entitled to vote and elect two directors of the Company. Such right to elect directors shall remain in effect until all dividend payments on the Preferred stock have been

4

declared and paid or set apart for payment. Until the default in payments of all dividends which permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the next preceding sentence may be removed at any time, either with or without cause, only by the affirmative vote of the holders of the shares at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. The right of the holders of the Preferred Stock to elect directors shall remain in effect until all dividends payable on the Preferred Stock have been declared and paid or set apart for payment. The term of office of all directors so elected shall terminate immediately upon the termination of the right to vote for directors of the holders of the Preferred Stock and of the holders of all other such series of preferred stock. Each holder of Preferred Stock will have one vote for each share held.

Without the consent or affirmative vote of the holders of at least two-thirds of the outstanding shares of Preferred Stock, voting separately as a class with all other affected series of preferred stock ranking on a parity with the Preferred Stock either as to dividends or upon liquidation, the Company shall not authorize, create or issue, or increase the authorized amount of, any class or series of stock ranking prior to the Preferred Stock as to dividends or upon liquidation. The affirmative vote or consent of the holders of at least two-thirds of the outstanding shares of the Preferred Stock, voting separately as a class with all other shares of the same class, will be required for any amendment, alteration or repeal, whether by merger or consolidation or otherwise, of the Company’s Certificate of Incorporation or any certificate supplemental thereto if the amendment, alteration or repeal adversely affects the preferences, rights, powers or privileges of the Preferred Stock and any other shares of the same class; provided, however, that in any case in which one or more, but not all, series of such class would be adversely affected as to the preferences, rights, powers or privileges thereof, the affirmative vote of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of the shares of all series that would be adversely affected, voting as a class, shall be required, and the holders of shares of any series that would not be adversely affected shall not be entitled to vote thereon. The Company’s Certificate of Incorporation may be amended to increase the number of authorized shares of common or preferred stock ranking on a parity with or junior to the Preferred Stock as to dividends or upon liquidation without the vote of the holders of outstanding shares of Preferred Stock.

5

IN WITNESS WHEREOF, said Torchmark Corporation has caused this Certificate of Designations, Preferences and Rights of 6% Cumulative Preferred Stock, Series A, to be duly executed by its Vice President and Assistant Treasurer and attested to by its Secretary and has caused its corporate seal to be affixed hereto, this 27th day of February, 1998.

TORCHMARK CORPORATION

		By:	/s/ T. Randolph Fox
Vice President and Assistant Treasurer

(Corporate Seal)

ATTEST:

By:	/s/ Carol A. McCoy
Secretary

State of Delaware

Office of the Secretary of State

I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF DESIGNATION OF “TORCHMARK CORPORATION”, FILED IN THIS OFFICE ON THE TWENTY-FIFTH DAY OF AUGUST, A.D. 2000, AT 1 O’CLOCK P.M.

A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

[SEAL]

/s/ Edward J. Freel
Edward J. Freel, Secretary of State

0882974 8100	AUTHENTICATION: 0644100

001433622	DATE: 08-29-00

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF

7.15% CUMULATIVE PREFERRED STOCK, SERIES A

OF

TORCHMARK CORPORATION

Pursuant to Section 151 of the General Corporation

Law of the State of Delaware

TORCHMARK CORPORATION, a Delaware corporation (the “Company”), certifies that pursuant to the authority contained in ARTICLE FOUR of its Certificate of Incorporation, as amended, and in accordance with the provisions of Section 151 of the General Corporation Law of the state of Delaware, its Board of Directors duly adopted resolutions on August 22, 2000, creating a series of its Preferred Stock designated as 7.15% Cumulative Preferred Stock, Series A:

RESOLVED, that a series of the class of authorized Preferred Stock of the Company is hereby created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

Section 1. Designation and Amount

The shares of such series shall be designated as 7.15% Cumulative Preferred Stock, Series “A” (the “Preferred Stock”) and shall have a face value of $1,000.00 per share. The number of shares constituting such series shall be 100,000.

Section 2. Dividends and Distributions

Holders of Preferred Stock will be entitled to receive when and as declared by the Board of Directors of the Company out of assets of the Company legally available for payment, cumulative cash dividends at the rate of 7.15% of the face value per share per annum from the date of issuance to and including perpetuity. Dividends on the Preferred Stock will accrue from the date of issuance and will be payable semi-annually on May 15 and November 15 of each year (or, if such day is not a business day, then the next preceding business day) to the holders of record on such respective dates, not exceeding 30 days preceding the payment date thereof, as may be determined by the Board of Directors. The first dividend will be payable November 15, 2000. The dividends payable on the Preferred Stock for the period from the date of issuance to and including perpetuity and for any period less than a full semi-annual dividend period shall be computed on the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed in the period for which the dividends are payable. The dividends payable for each full semi-annual period commencing after November 15, 2000 shall be computed by dividing the annual dividend rate for such dividend period by four and applying the resulting rate against the face value per share of the Preferred Stock.

No full dividends shall be declared or paid or set apart for payment on the preferred stock of any series ranking, as to dividends, on a parity with the Preferred Stock for any period unless full cumulative dividends have been, or contemporaneously are, declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Preferred Stock for all dividend payment periods terminating on or prior to the date of payment of such full cumulative dividends. When dividends are not paid in full upon the Preferred Stock and any other preferred stock ranking on a parity as to dividends with the Preferred Stock, all dividends declared and paid or set aside for payment upon shares of Preferred Stock and any other preferred stock ranking on a parity as to dividends shall be declared and paid or set aside for payment pro rata so that the amount of dividends declared and paid or set aside for payment per share on the Preferred Stock and such other preferred stock shall in all cases bear to each other the same ratio that accrued dividends per share on the shares of Preferred Stock and such other preferred stock bear to each other.

Except as provided in Section 3 hereof, in the event that full cumulative semi-annual dividends on the Preferred Stock have not been declared and paid or set apart for payment, the Company may not declare or pay any dividend on, or make any distribution on, or payment on account of the purchase, redemption or other retirement of, its Common Stock or any other stock of the Company ranking as to dividends junior to the Preferred Stock, except that dividends may be declared and paid, and distributions and payments may be made, in shares of, or options, warrants or rights to subscribe for or purchase shares of, Common Stock or other stock ranking as to dividends and upon distribution of assets junior to the Preferred Stock. No interest shall be payable in respect of any dividend payment which may be in arrears.

Section 3. Liquidation Preference

Upon any litigation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of all of the outstanding shares of Preferred Stock shall have preference and priority over the Common Stock, or any other class of stock of the Company ranking upon liquidation junior to the Preferred Stock, for payment out of the assets of the Company or proceeds thereof, of $1,000.00 per share plus any amount equal to all dividends accrued and unpaid thereon to the date of final distribution to such holders, and after such payment the holders of Preferred Stock shall be entitled to no other payments. If, in the case of any such liquidation, dissolution or winding up of the Company, the assets of the Company or proceeds thereof shall be insufficient to make the full liquidation payment of $1,000.00 per share plus an amount equal to all accrued and unpaid dividends on the Preferred Stock and the full liquidation on a parity with the Preferred Stock, then such assets and proceeds shall be distributed among the holders of the Preferred Stock and any such other preferred stock ratably in accordance with the respective amounts which would be payable on such shares of Preferred Stock and any such other preferred stock if all amounts thereon were to be paid in full. A consolidation or merger with, or sale or lease of all or substantially all of the assets of the Company to, one or more corporations shall not be deemed to be liquidation, dissolution or winding up of the Company.

Section 4. Redemption

The Company, at its option, may redeem shares of Preferred Stock, as a whole or in part in multiples or $1,000,000 on or after the date of issuance at a price of $1,000.00 per share plus accrued and unpaid dividends to the date fixed for redemption, upon not less than 30 days notice. The Company may not redeem less than all the outstanding shares of Preferred Stock unless full cumulative dividends have been paid for all outstanding shares of Preferred Stock for all past dividend periods.

In the event the Company shall redeem shares of Preferred Stock notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 30 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder’s address as the same appears on the stock register of the Company. Each such notice shall state: (1) the redemption date; (2) the number of shares of Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the redemption price; (4) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (5) that dividends on the shares to be redeemed will cease to accrue on such redemption date. Notice having been mailed as aforesaid, from and after the redemption date (unless default shall be made by the Company in providing money for the payment of the redemption price) dividends on the shares of the Preferred Stock so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Company (except the right to receive from the Company the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Company shall so require and the notice shall so state), such shares shall be redeemed by the Company at the redemption price aforesaid. If less than all the outstanding shares of the Preferred Stock are to be redeemed, shares to be redeemed shall be selected by the Company from outstanding shares of Preferred Stock not previously called for redemption by lot or pro rata (as nearly as may be) or by any other method determined by the Company in its sole discretion to be equitable. A new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

Notwithstanding the foregoing provisions of this Section 4, if any dividends on the Preferred Stock are in arrears, no shares of the Preferred Stock shall be redeemed unless all outstanding shares of the Preferred Stock are simultaneously redeemed, and the Company shall not purchase or otherwise acquire any shares of such Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of the Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of the Preferred Stock.

All shares of the Preferred Stock redeemed by the Company shall be retired and canceled and shall be restored to the status or authorized but unissued shares of preferred stock, without designation as to series, and may thereafter be issued.

Notwithstanding the Company’s right to redeem the Preferred Stock, the Company shall have no obligation to repurchase or retire the Preferred Stock by sinking fund or otherwise.

Section 5. Conversion, Preemptive Rights, Exchange

The holders of shares of the Preferred Stock shall not have any rights to convert such shares into or exchange such shares for shares of any other class or classes or of any other series of any class or classes of capital stock of the Company. The holders of the Preferred Stock shall not have any preemptive rights.

Section 6. Voting Rights

Holders of the Preferred Stock will not have any voting rights except as set forth below or as otherwise from time to time required by law. If, on the date used to determine stockholders of record for any meeting of stockholders of the Company at which directors are to be elected, dividends on the Preferred

Stock or any other series of preferred stock ranking on a parity with the Preferred Stock as to dividends shall be in arrears in an amount equal to at least three semi-annual dividends (whether or not consecutive) the holders of the Preferred Stock (voting separately as a class with all other affected series of preferred stock ranking on a parity with the Preferred Stock as to dividends and upon which like voting rights have been conferred and are exercisable) will be entitled to vote and elect two directors of the Company. Such right to elect directors shall remain in effect until all dividend payments on the Preferred Stock have been declared and paid or set apart for payment. Until the default in payments of all dividends which permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the next preceding sentence may be removed at any time, either with or without cause, only by the affirmative vote of the holders of the shares at the time entitled to case a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. The right of the holders of the Preferred Stock to elect directors shall remain in effect until all dividends payable on the Preferred Stock have been declared and paid or set apart for payment. The term of office of all directors to elected shall terminate immediately upon the termination of the right to vote for directors of the holders of the Preferred Stock and of the holders of all other such series of preferred stock. Each holder of Preferred Stock will have one vote for each share held.

Without the consent or affirmative vote of the holders of at least two- thirds of the outstanding shares of Preferred Stock, voting separately as a class with all other affected series of preferred stock ranking on a parity with the Preferred Stock either as to dividends or upon liquidation, the Company shall not authorize, create or issue, or increase the authorized amount of, any class or series of stock ranking prior to the Preferred Stock as to dividends or upon liquidation. The affirmative vote or consent of the holders of at least two-thirds of the outstanding shares of the Preferred Stock, voting separately as a class with all other shares of the same class, will be required for any amendment, alteration or repeal, whether by merger or consolidation or otherwise, of the Company’s Certificate of Incorporation or any certificate supplemental thereto if the amendment, alteration or repeal adversely affects the preferences, rights, powers or privileges of the Preferred Stock and any other shares of the same class; provided, however, that in any case in which one or more, but not all, series of such class would be adversely affected as to the preferences, rights, powers or privileges thereof, the affirmative vote of the holders of shares entitled to case at least two-thirds of the votes entitled to be case by the holders of shares of any series that would not be adversely affected shall not be entitled to vote to increase the number of authorized shares of common or preferred stock ranking on a parity with or junior to the Preferred Stock as to dividends or upon liquidation without the vote of the holders of outstanding shares of Preferred Stock.

IN WITNESS WHEREOF, said Torchmark Corporation has caused this Certificate of Designations, Preferences and Rights of 7.15% Cumulative Preferred Stock, Series A, to be duly executed by its Vice President and Treasurer and attested to by its Secretary and has caused its corporate seal to be affixed hereto, this 23rd day of August, 2000.

TORCHMARK CORPORATION

		By:	/s/ Michael J. Klyce
		Its:	Vice President and Treasurer

(Corporate Seal)

ATTEST:

By:	/s/ Carol A. McCoy
Secretary

State of Delaware

Office of the Secretary of State

I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF DESIGNATION OF “TORCHMARK CORPORATION”, FILED IN THIS OFFICE ON THE TWENTY-FIFTH DAY OF AUGUST, A.D. 2000, AT 1:01 O’CLOCK P.M.

A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

[SEAL]

/s/ Edward J. Freel
Edward J. Freel, Secretary of State

0882974 8100	AUTHENTICATION: 0645477

001433626	DATE: 08-29-00

Certificate of Elimination

of

Certificates of Designations, Rights and Preferences of Certain Preferred Stock of Torchmark Corporation

Pursuant to Section 151 of the General Corporation

Law of the State of Delaware

Torchmark Corporation, a Delaware corporation (the “Company”) certifies that in accordance with the provisions of Section 151(g) of the General Corporation Law of the State of Delaware, its Board of Directors duly adopted resolutions on August 22, 2000 to eliminate from its Restated Certificate of Incorporation, as amended, references to all matters set forth therein regarding the Certificates of Designations, Preferences and Rights of the Company’s Adjustable Rate Cumulative Preferred Stock, Series A and its 7.375% Cumulative Preferred Stock, Series A as follows:

WHEREAS, Section 151 of the General Corporation Law of the State of Delaware provides a procedure to eliminate from a company’s Certificate of Incorporation references to all matters set forth in any certificate of designations for a class or series of stock.

NOW, THEREFORE, BE IT RESOLVED, that no shares of the Company’s Adjustable Rate Cumulative Preferred Stock, Series A (“Adjustable Preferred”) and its 7.375% Cumulative Preferred Stock, Series A (“7.375% Preferred) remain outstanding;

RESOLVED, that no shares of such Adjustable Preferred will be issued subject to the Certificate of Designations, Preferences and Rights of said Adjustable Preferred filed February 26, 1990 with the Secretary of State of Delaware;

RESOLVED FURTHER, that no shares of such 7.375% Preferred will be issued subject to the Certificate of Designations, Preferences and Rights of said 7.375% Preferred filed September 18, 1995 with the Secretary of State of Delaware;

RESOLVED FINALLY, that the Board of Directors hereby authorizes and directs appropriate officers of the Company to file with the Secretary of State of Delaware a certificate pursuant to Section 151 of the General Corporation Law of the State of Delaware setting forth the foregoing resolutions and eliminating from the Company’s Restated Certificate of Incorporation all matters set forth in the Certificates of Designations, Preferences and Rights for the Adjustable Preferred and the 7.375% Preferred.

IN WITNESS WHEREOF, said Torchmark Corporation has caused this Certificate of Elimination of Certificates of Designations, Rights and Preferences of Certain Preferred Stock of Torchmark Corporation to be duly executed by its Vice President and Treasurer and attested by its Secretary and has caused its corporate seal to be affixed hereto as the act and deed of such Company this 24th day of August, 2000.

TORCHMARK CORPORATION

By:	/s/ Michael J. Klyce
Its:	Vice President and Treasurer

[SEAL]

Attest:	/s/ Carol A. McCoy
Its:	Secretary